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                                                                    EXHIBIT 10.9

                                AMENDMENT 3 TO
             INTERNATIONAL ELECTRONIC COMMERCE PROVIDER AGREEMENT
                            Dated February 14, 1997
                                    between
                     Sterling Commerce International, Inc.
                          and Satyam Infoway Limited


1.   Introduction.  Sterling Commerce International, Inc. ("Sterling Commerce")
     ------------                                           -----------------
and Satyam Infoway Limited (the "Company" and, together with Sterling Commerce,
                                 -------
the "Parties") entered into an International Commerce Provider Agreement, dated
     -------
as of February 14, 1997, a copy of which is attached hereto as Exhibit A. In or about August 1999, the Parties entered into Amendment 1 to the Agreement, a copy of which is attached hereto as Exhibit B ("Amendment 1"). In or about August
                                           -----------
1999, the Parties entered into Amendment 2 to the Agreement, a copy of which is attached hereto as Exhibit C (together with Amendment 2, the "Amendments"). The
                                                              ----------
International Commerce Provider Agreement, as amended by the Amendments, is referred to herein as the "Agreement." Sterling Commerce and the Company now
                           ---------
desire to further amend the Agreement on this 14th day of September 1999 as set forth herein.

2.   Investment by Sterling Commerce.  The Parties have entered into an
     -------------------------------
agreement, dated as of September 14, 1999 (the "Stock Purchase Agreement"),
                                                ------------------------
pursuant to which the Company will issue and sell to Sterling Commerce 481,000 equity shares, par value Rs.10 per share, of the Company for a purchase price equal to $5,000,000.00 (the "Investment"). In connection
                                            ----------
with the Investment, the Parties have also entered into a Registration Rights Agreement (the "Registration Rights Agreement") and, together with
                       -----------------------------
Satyam Computer Services Limited, a Stockholders Agreement (the "Stockholders Agreement"), each dated as of September 14, 1999. The Stock Purchase Agreement, the Registration Rights Agreement, the Stockholders
                                                           ------------
Agreement and the Equity Shares to be issued and sold by the Company to
---------
Sterling Commerce are collectively referred to herein as the "Documents."
                                                              ---------

3.   Termination of Investment Option and Right of First Refusal.  Each of
     -----------------------------------------------------------
Section 25 and Exhibit O of the Agreement, entitled "Investment Option and Right of First Refusal," are hereby deleted in their entirety.

4.   Additional Agreements. The Parties agree that (a) the Investment shall
     ---------------------
satisfy any investment option and/or right of first refusal of Sterling Commerce with respect to the Company and (b) Sterling shall have no right to purchase or otherwise receive Equity Shares, except as otherwise provided (x) in the Documents and (y) by Indian law upon consummation of the Investment. The Parties agree to execute all such additional documents and take all such additional action as may be necessary to carry out the intent and purposes of the foregoing.
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                                         STERLING COMMERCE
                                         INTERNATIONAL, INC.


                                         /s/ Albert K. Hoover
                                         ---------------------------
                                         Name:  Albert K. Hoover
                                         Title: Senior Vice President and
                                                General Counsel

                                         Witnessed by:


                                         /s/ Shelly R. Boggs
                                         ---------------------------
                                         Name:  Shelly R. Boggs
                                         Title: Legal Administrative Assistant



                                         SATYAM INFOWAY LIMITED


                                         /s/ R. Ramaraj
                                         _________________________
                                         Name:  R. Ramaraj
                                         Title:  Managing Director

                                         Witnessed by:


                                         /s/ K. Thiagarajan
                                         -------------------------
                                         Name:  K. Thiagarajan
                                         Title: General Manager - Finance